UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.
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Your **Vote** Counts!

FLOTEK INDUSTRIES, INC.

2024 Annual Meeting
Vote by June 4, 2024 11:59 PM ET. For shares held in a Plan, vote by June 2, 2024 11:59 PM ET.

FLOTEK INDUSTRIES, INC.
ATTN: LEGAL DEPARTMENT
5775 NORTH SAM HOUSTON PKWY WEST, SUITE 400
HOUSTON, TX 77086

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You invested in FLOTEK INDUSTRIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 5, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 5, 2024
10:00 AM CT

Flotek Industries, Inc.
5775 North Sam Houston Pkwy West, Suite 400
Houston, TX 77086

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ITEM 1: Election of Directors	
	Nominees:	
1a.	Harsha V. Agadi	For
1b.	Ryan Ezell	For
1c.	Evan Farber	For
1d.	Michael Fucci	For
1e.	Lisa Mayr	For
1f.	David Nierenberg	For
1g.	Matt D. Wilks	For
2.	ITEM 2: Advisory vote to approve named executive officer compensation.	For
3.	ITEM 3: Ratification of appointment of KPMG LLP as independent auditor for 2024.	For
4.	ITEM 4: Approval of amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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